                                                                     EXHIBIT 3.1

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOLLYWOOD PARK, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF JUNE, A.D. 1998, AT 9 O'CLOCK A.M.


                                    /s/ Edward J. Freel
                                    ---------------------------------------
                                        Edward J. Freel, Secretary of State

                                           AUTHENTICATION:  9562542

                                                     DATE: 02-08-99

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                             HOLLYWOOD PARK, INC.
                             -------------------
                            a Delaware corporation

     Hollywood Park, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

1.   That ARTICLE XII of the Certificate of Incorporation is deleted in its
          -----------
entirety.

2.   That ARTICLE XIII is renumbered as ARTICLE XII.
          ------------                  -----------

3.   That ARTICLE XIV of the Certificate of Incorporation is renumbered as
          -----------
ARTICLE XIII and amended to read in full as follows:
------------

                                 "ARTICLE XIII
                                 -------------

     A.   Definitions.  For purposes of this Article XIII, the following terms
          -----------
shall have the meanings specified below:

          1. "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2. "Affiliated Companies" shall mean those companies directly or indirectly affiliated or under common Ownership or Control with the Corporation, including, without limitation, subsidiaries, holding companies and intermediary companies (as those and similar terms are defined in the Gaming Laws of the applicable Gaming Jurisdictions) that are registered or licensed under applicable Gaming Laws.

          3. "Gaming" or "Gaming Activities" shall mean the conduct of gaming and gambling activities, or the use of gaming devices, equipment and supplies in the operation of a casino, card club or other enterprise, including, without limitation, slot machines, gaming tables, cards, dice, gaming chips, player tracking systems, cashless wagering systems and related and associated equipment and supplies.

          4. "Gaming Authorities" shall mean all international, foreign, federal, state and local regulatory and licensing bodies and agencies with authority over Gaming within any Gaming Jurisdiction.

          5. "Gaming Jurisdictions" shall mean all jurisdictions, domestic and foreign, and their political subdivisions, in which Gaming Activities are lawfully conducted.

          6. "Gaming Laws" shall mean all laws, statutes and ordinances pursuant to which any Gaming Authority possesses regulatory and licensing authority over Gaming within any Gaming Jurisdiction, and all rules and regulations promulgated by such Gaming Authority thereunder.

          7. "Gaming Licenses" shall mean all licenses, permits, approvals, authorizations, registrations, findings of suitability, franchises and entitlements issued by a Gaming Authority necessary for or relating to the conduct of Gaming Activities.

          8. "Ownership or Control" (and derivatives thereof) shall mean (i) ownership of record, (ii) "beneficial ownership" as defined in Rule 13d-3 or Rule 16a-1(a)(2) promulgated by the SEC under the Exchange Act, (iii) the power to direct and manage, by agreement, contract, agency or other manner, the voting or management rights or disposition of securities of the Corporation, and/or
(iv) definitions of ownership or control under applicable Gaming Laws.

          9. "Person" shall mean an individual, partnership, corporation, limited liability company, trust or any other entity.

          10. "Redemption Date" shall mean the date by which the securities Owned or Controlled by an Unsuitable Person are to be redeemed by the Corporation.

          11. "Redemption Notice" shall mean that notice of redemption served by the Corporation on an Unsuitable Person if a Gaming Authority requires the Corporation, or the Corporation deems it necessary or advisable, to redeem such Unsuitable Person's securities. Each Redemption Notice shall set forth (i) the Redemption Date; (ii) the number of shares of securities to be redeemed; (iii) the Redemption Price and the manner of payment therefor; (iv) the place where certificates for such shares shall be surrendered for payment; and (v) any other requirements of surrender of the certificates, including how they are to be endorsed, if at all.

          12. "Redemption Price" shall mean the per share price for the redemption of any securities to be redeemed pursuant to this Article, which shall be that price (if any) required to be paid by the Gaming Authority making the finding of unsuitability, or if such Gaming Authority does not require a certain price per share to be paid, that sum deemed reasonable by the Corporation (which may include, in the Corporation's discretion, the original purchase price per share of the securities); provided, however, the Redemption
                                             --------  -------
Price, unless the Gaming Authority requires otherwise, shall in no event exceed
(i) the closing sales price of the securities on the national securities exchange on which such shares are then listed on the date the notice of redemption is delivered to the Unsuitable Person by the Corporation, or (ii) if such shares are not then listed for trading on any national securities exchange, then the closing sales price of such shares as quoted in the NASDAQ National Market System, or (iii) if the shares are not then so quoted, then the mean between the representative bid and the ask price as quoted by NASDAQ or another generally recognized reporting system. The Redemption Price may be paid in cash, by promissory note, or both, as required by the applicable Gaming Authority and, if not so required, as the Corporation elects.

          13. "Unsuitable Person" shall mean a Person who Owns or Controls any securities of the Corporation or any securities of or interest in any Affiliated Company (i) that is determined by a Gaming Authority to be unsuitable to Own or Control such securities or unsuitable to be connected with a Person engaged in Gaming Activities in that Gaming Jurisdiction, or (ii) who causes the Corporation or any Affiliated Company to lose or to be threatened with the loss of, or who, in the sole discretion of the Board of Directors of the Corporation, is deemed likely to jeopardize the Corporation's right to the use of or entitlement to, any Gaming License.

          B.  Compliance with Gaming Laws.  The Corporation, all Persons Owning
              ---------------------------
or Controlling securities of the Corporation and any Affiliated Companies, and each director and officer of the Corporation and any Affiliated Companies shall comply with all requirements of the Gaming Laws in each Gaming Jurisdiction in which the Corporation or any Affiliated Companies conduct Gaming Activities. All securities of the Corporation shall be held subject to the requirements of such Gaming Laws, including any requirement that (i) the holder file applications for Gaming Licenses with, or provide information to, applicable Gaming Authorities, or (ii) that any transfer of such securities may be subject to prior approval by Gaming Authorities, and any transfer of securities of the Corporation in violation of any such approval requirement shall not be permitted and the purported transfer shall be void ab initio.
                                 -- ------

          C.  Finding of Unsuitability.
              ------------------------

              1. The securities of the Corporation Owned or Controlled by an Unsuitable Person or an Affiliate of an Unsuitable Person shall be redeemable by the Corporation, out of funds legally available therefor, by appropriate action of the Board of Directors, to the extent required by the Gaming Authority making the determination of unsuitability or to the extent deemed necessary or advisable by the Corporation. If a Gaming Authority requires the Corporation, or the Corporation deems it necessary or advisable, to redeem such securities, the Corporation shall serve a Redemption Notice on the Unsuitable Person or its Affiliate and shall purchase the securities on the Redemption Date and for the Redemption Price set forth in the Redemption Notice. From and after the Redemption Date, such securities shall no longer be deemed to be outstanding and all rights of the Unsuitable Person or any Affiliate of the Unsuitable Person therein, other than the right to receive the Redemption Price, shall cease. The Unsuitable Person shall surrender the certificates for any securities to be redeemed in accordance with the requirements of the Redemption Notice. Notwithstanding the foregoing, so long as the Corporation and Hollywood Park Operating Company are a paired stock real estate investment trust and operating company, the Corporation may, in its sole discretion, convert any securities that are redeemable pursuant to this Section (C)(1) into shares of Excess Stock effective upon written notice to the Unsuitable Person or its Affiliate, and such shares of Excess Stock shall be transferred to a Trust for sale to a Permitted Transferee (as such terms are defined in Article IV) in accordance with Sections (D)(4) through (9) of Article IV.

              2. Commencing on the date that a Gaming Authority serves notice of a determination of unsuitability or the loss or threatened loss of a Gaming License upon the Corporation, and until the securities Owned or Controlled by the Unsuitable Person or the Affiliate of an Unsuitable Person are Owned or Controlled by Persons found by such Gaming Authority to be suitable to own them, it shall be unlawful for the Unsuitable Person or any Affiliate of an Unsuitable Person (i) to receive any dividend, payment, distribution or interest with regard to the securities; (ii) to exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right conferred by such securities, and such securities shall not for any purposes be included in the securities of the Corporation entitled to vote, or (iii) to receive any remuneration in any form from the Corporation or an Affiliated Company for services rendered or otherwise.

          D.  Issuance and Transfer of Securities.  The Corporation shall not
              -----------------------------------
issue or transfer any securities or any interest, claim or charge thereon or thereto except in accordance with applicable Gaming Laws. The issuance or transfer of any securities in violation thereof shall be ineffective until (i) the Corporation shall cease to be subject to the jurisdiction of the applicable Gaming Authorities, or (ii) the applicable Gaming Authorities shall, by affirmative action, validate said issuance or transfer or waive any defect in said issuance or transfer.

          E.  Indenture Restrictions.  The Corporation shall cause to be placed
              ----------------------
in every indenture or other operative document relating to publicly traded securities (other than capital stock) of the Corporation a provision requiring that any Person or Affiliate of a Person who holds the indebtedness represented by that indenture and is found to be unsuitable to hold such interest shall have the interest redeemed or shall dispose of the interest in the Corporation in the manner set forth in the indenture or other document.

          F.  Notices.  All notices given by the Corporation pursuant to this
              -------
Article, including Redemption Notices, shall be in writing and shall be deemed given when delivered by personal service or telegram, facsimile, overnight courier or first class mail, postage prepaid, to the Person's address as shown on the Corporation's books and records.

          G.  Indemnification.  Any Unsuitable Person and any Affiliate of an
              ----------------
Unsuitable Person shall indemnify the Corporation and its Affiliated Companies for any and all costs, including attorneys' fees, incurred by the Corporation and its Affiliated Companies as a result of such Unsuitable Person's or Affiliate's continuing Ownership or Control or failure to promptly divest itself of any securities in the Corporation.

          H.  Fiduciary Obligations; Contractual Arrangements; Etc.  Nothing
              ----------------------------------------------------
contained in this Article XIII shall be construed (i) to relieve any Unsuitable Person (or Affiliate of such Person) from any fiduciary obligation imposed by law, (ii) to prohibit or affect any contractual arrangement which the Corporation may make from time to time with any holder of securities of the Corporation to purchase all or any part of shares of capital stock or other securities held by them, or (iii) to be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or any holder of securities with respect to the subject matter of this Article XIII.

          I.  Injunctive Relief.  The Corporation is entitled to injunctive
              ------------------
relief in any court of competent jurisdiction to enforce the provisions of this Article and each holder of the securities of the Corporation shall be deemed to have acknowledged, by acquiring the securities of the Corporation, that the failure to comply with this Article will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Article.

          J.  Legend.  The restrictions set forth in this Article XIII shall be
              ------
noted conspicuously on any certificate representing securities of the Corporation in accordance with the requirements of the Delaware General Corporation Law and applicable Gaming Laws."

4. That the foregoing amendments have been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, by approval of the Board of Directors of the Corporation and by the affirmative vote of the holders of at least a majority of the outstanding Common Stock of the Corporation entitled to vote thereon with respect to all amendments, except the amendment deleting ARTICLE XII relating to the required vote for certain
                   -----------
transactions, which was approved by the affirmative vote of the holders of at least 70% of the outstanding Common Stock of the Corporation entitled to vote thereon. There are no shares of the Corporation's Preferred Stock outstanding.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be duly executed by its authorized officer this 5/th/ day of June, 1998.



                                   HOLLYWOOD PARK, INC.

                                   By:  /s/ G. Michael Finnigan
                                       -------------------------
                                       G. Michael Finnigan


                                  Title:  Executive Vice President; Treasurer
                                          and Chief Financial Officer

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "HOLLYWOOD PARK, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF OCTOBER, A.D. 1997, AT 9:01 O'CLOCK A.M.











                                    /s/ Edward J. Freel
                                   ------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:  9562544

                                             DATE:  02-08-99

                             HOLLYWOOD PARK, INC.

                          CERTIFICATE OF ELIMINATION

                                      OF

                      THE $70 CONVERTIBLE PREFERRED STOCK

                       Pursuant to Section 151(g) of the

                       Delaware General Corporation Law


          Hollywood Park, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. That the Corporation filed a Certificate of Powers, Designations, Preferences and Rights (the "Certificate of Designation") of the $70 Convertible Preferred Stock ("Convertible Preferred Stock") with the Delaware Secretary of State on February 2, 1993.

          2. That at a meeting held on September 16, 1997, the Board of Directors of the Corporation duly adopted the following resolutions providing for the elimination of the Corporation's series of Convertible Preferred Stock:

              "NOW, THEREFORE, BE IT RESOLVED, that none of the authorized shares of the Corporation's $70 Convertible Preferred Stock ("Convertible Preferred Stock") are outstanding and no shares of Convertible Preferred Stock will be issued subject to the Certificate of Powers, Designations, Preferences and Rights providing for the creation thereof, which was filed with the Delaware Secretary of State on February 2, 1993 (the "Certificate of Designation");

              RESOLVED FURTHER, that the officers of the Corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of the Corporation and in its name to prepare or cause to be prepared, execute, acknowledge and file a certificate of elimination of the series of Convertible Preferred Stock (the "Certificate of Elimination") in accordance with Delaware law, indicating therein (i) that none of the authorized shares of Convertible Preferred Stock remain outstanding, (ii) that no shares of Convertible Preferred Stock will be issued subject to the Certificate of Designation and (iii) that the filing the Certificate of Elimination with the Delaware Secretary of State shall have the effect of eliminating from the Corporation's Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designation with respect to the series of Convertible Preferred Stock; and

              RESOLVED FURTHER, that the officers of the Corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of the Corporation and in its name to do, or cause to be done all such further acts or things and to execute and deliver, or cause to be executed and delivered, all such further documents, instruments and certificates, as such officers, or any of them, may in their discretion deem necessary, advisable or appropriate in connection with the Certificate of Elimination, the execution and delivery of such documents, instruments and certificates and the taking of any such action conclusively to evidence the due authorization thereof by the Corporation."

          3. That no shares of Convertible Preferred Stock issued subject to the Certificate of Designation remain outstanding and none will be issued subject to the Certificate of Designation.

          4. That this Certificate of Elimination shall become effective upon filing with the Delaware Secretary of State and shall have the effect of eliminating from the Corporation's Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designation with respect to the series of Convertible Preferred Stock.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Elimination to be duly executed by its authorized officer this 24/th/ day of October, 1997.



                                 HOLLYWOOD PARK, INC.

                                 By:  /s/ G. Michael Finnigan
                                     ------------------------------------
                                     G. Michael Finnigan,
                                     President, Sports and Entertainment;
                                     Executive Vice President; Treasurer;
                                     and Chief Financial Officer

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "HOLLYWOOD PARK, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF OCTOBER, A.D. 1997, AT 9 O'CLOCK A.M.


                              /s/ Edward J. Freel
                              -----------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION: 9562546

                                              DATE: 02-08-99

                             CERTIFICATE OF CHANGE

                                      OF

                         LOCATION OF REGISTERED OFFICE

                             AND REGISTERED AGENT

                                      OF

                             HOLLYWOOD PARK, INC.
                             --------------------
                            a Delaware corporation


     Hollywood Park, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Delaware (the "Corporation"), hereby certifies that the following is a true copy of resolutions duly adopted by the Board of Directors of the Corporation at a meeting held on September 16, 1997:

         "NOW, THEREFORE, BE IT RESOLVED, that the location of the Registered Office of the Corporation in the State of Delaware be, and the same hereby is, changed to 30 Old Rudnick Lane, in the City of Dover, County of Kent;

          RESOLVED FURTHER, that the name of the Registered Agent of the Corporation in the State of Delaware at such address be, and the same hereby is, changed to CorpAmerica, Inc.; and

          RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed for and on behalf of the Corporation and in its name to prepare or cause to be prepared, execute, acknowledge and file a certificate of change of location of registered office and registered agent in accordance with Delaware law."

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Change of Location of Registered Office and Registered Agent to be duly executed by its authorized officer this 24/th/ day of October, 1997.


                                 HOLLYWOOD PARK, INC.

                                 By:   /s/ G. Michael Finnigan
                                     -------------------------
                                     G. Michael Finnigan
                                     President, Sports and Entertainment;
                                     Executive Vice President; Treasurer;
                                     and Chief Financial Officer

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOLLYWOOD PARK, INC.", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JULY, A.D. 1994, AT 9 O'CLOCK A.M.


                                        /s/ Edward J. Freel
                                        ----------------------------------------
                                             Edward J. Freel, Secretary of State

                                                   AUTHENTICATION: 9562548

                                                             DATE: 02-08-99

                          CERTIFICATE OF AMENDMENT OF

                        CERTIFICATE OF INCORPORATION OF

                              HOLLYWOOD PARK, INC.
                              --------------------
                             a Delaware corporation

     Hollywood Park, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

          1. The Certificate of Incorporation of the Corporation is amended to add a new ARTICLE XIV to read in its entirety as follows:
               -----------

                                 "ARTICLE XIV"
                                 -------------

               A. So long as the Corporation or any subsidiary thereof engages in, or intends to engage in, the operation of licensed card clubs regulated under the California Gaming Registration Act or any other applicable federal, state or local statutes, ordinances, rules or regulations, all securities of the Corporation shall be held subject to the proviso that if continued Ownership or Control (as defined in paragraph B) of the securities by any person or entity or any of its Affiliates (a "Disqualified Person") would cause the Corporation or any subsidiary thereof to lose or prevent the reinstatement of any government-issued franchise or license necessary for the operation of any such licensed card club, such securities Owned or Controlled by such Disqualified Person or its Affiliates (the "Disqualified Securities") shall be redeemable by the Corporation, out of funds legally available therefor, by action of the Board of Directors, to the extent necessary to prevent the loss or secure the reinstatement of any government-issued franchise or license held by the Corporation or any subsidiary thereof, which franchise or license is conditioned upon some or all of the holders of the Corporation's securities possessing prescribed qualifications. Any determination made by the Board of Directors that a person or entity is a "Disqualified Person" or an Affiliate of a Disqualified Person shall be final.

               B. "Ownership or Control" or "Owned or Controlled" shall refer to (i) ownership of record, (ii) beneficial ownership, or (iii) the power to direct, by agreement, contract, agency or any other manner, the voting or disposition of securities of the Corporation. Any determination made by the Board of Directors regarding the foregoing shall be final.

               C. The terms "Affiliate" and "Associate" shall have the respective meaning ascribed to such terms in rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on April 27, 1994 (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation).

               D. Commencing on the earlier of the date that (i) the appropriate governmental authority serves written notice upon the Corporation that a person or entity is or might be a Disqualified Person or (ii) the Corporation serves written notice upon the record holder of Disqualified Securities that it or any other person or entity that Owns or Controls the Disqualified Securities is a Disqualified Person or an Affiliate of a Disqualified Person, it shall be unlawful for the record holder of the Disqualified Securities or the Disqualified Person or Affiliate of such person (a) to receive dividends or interest upon the record holder's securities in the Corporation; (b) to exercise, directly or through any trustee or nominee, any right conferred by such securities, including the right to vote such shares; or (c) to receive any remuneration in any form from the Corporation for services rendered or otherwise. Notices shall be deemed given when delivered by personal service or telegram or telecopy, or upon deposit with any reputable overnight courier or in the United States mails, delivered or mailed, in the case of a record holder of Disqualified Securities, to the record holder's address shown on the Corporation's books and records. Any
          Disqualified Holder and each Affiliate of such person shall indemnify the Corporation and its subsidiaries for any and all direct or indirect costs, including attorneys' fees, incurred by the Corporation and its subsidiaries as a result of such Disqualified Holder's or Affiliate of such person's continuing ownership or failure to divest promptly of any Disqualified Securities. Notwithstanding the foregoing, a Disqualified Holder or Affiliate of such person need not dispose of its securities during the pendency of any appeal of the determination of unsuitability or disqualification, provided that (a) the Disqualified Holder and each Affiliate of such person indemnifies the Corporation and its subsidiaries as provided above and (b) the appropriate governmental authorities consent in writing prior to the date set by the Corporation for redemption of such securities to such non-disposal during the pendency of the appeal.

               E. The per share redemption price (the "Redemption Price") of any securities to be redeemed pursuant to this Article XIV shall be the closing sales price on the New York Stock Exchange Composite Tape on the date the notice of redemption is given by the Company; or if such shares are not then listed for trading on the New York Stock Exchange, then the closing sales price of such shares on any other national securities exchange on which such shares are then listed; or if such shares are not then listed on any national securities exchange, then the closing sales price as quoted in the NASDAQ National Market System; or if the shares are not then so quoted, then the mean between the representative bid and ask prices as quoted by NASDAQ or another generally recognized reporting system. The redemption price may be paid in cash, by delivery of a promissory note of the Corporation, or a combination of both, at the election of the Corporation. Any such promissory note shall have a maturity of not more than ten years from the date of issuance and shall bear interest at the rate equal to the then-current coupon rate of a ten-year Treasury note as such rate is published in the Wall Street Journal or comparable publication.

               F. A notice of redemption (the "Redemption Notice") shall be given by personal delivery, telegram, telecopy, overnight courier or first class mail, postage prepaid, not less than 10 days prior to the date on which the Disqualified Securities are to be redeemed (the "Redemption Date") to the record holder of any Disqualified Securities, delivered to such record holder's address shown on the Corporation's books and records. Each such notice of redemption shall state (i) the Redemption Date; (ii) the number of shares of securities to be redeemed; (iii) the Redemption Price, and the manner of payment thereof; and (iv) the place where certificates for such shares are to be surrendered for payment of the Redemption Price. From and after the Redemption Date, the securities called for redemption shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders (other than the right to receive the Redemption Price) of the Corporation shall cease. Upon surrender of the certificates for any securities to be redeemed in accordance with the requirements of the notice of redemption (properly endorsed or assigned for transfer if the Board of Directors shall so require and the notice shall so state), such securities shall be redeemed by the Corporation at the Redemption Price.

               G. All Securities of the Corporation and any Subsidiary shall also be held subject to the condition that any transfer thereof may be subject to prior approval by Gaming Authorities.

               H. The Corporation shall cause to be placed in every indenture or other operative instrument of Publicly-traded Securities (other than capital stock) of the Corporation entered into from the date of the filing of this Certificate of Incorporation a provision requiring that any holder of such indebtedness who is found to be a Disqualified Person (or Affiliate of such person) shall have his interest redeemed or shall dispose of his interest in the Corporation in the manner set forth in the indenture or other operative document.

               I. Nothing contained in this Article XIV shall be construed (1) to relieve any Disqualified Person (or Affiliate of such person) from any fiduciary obligation imposed by law, (2) to prohibit or affect any contractual arrangement which the Corporation may make from time to time with any holder of Securities to purchase all or any part of shares of capital stock or other Securities held by them, or (3) to be in derogation of any action, past or future, which has been or may be taken by the Board of Directors or any holder of Securities with respect to the subject matter of this Article XIV.

               J. The Corporation will be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this
          Article XIV and each holder of the Publicly-traded Securities of the Corporation will be deemed to have acknowledged by acquiring or retaining Securities of the Corporation that failure to comply with this Article XIV will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Article XIV."

          2. That the foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law (i) by resolution of the Board of Directors of the Corporation and (ii) by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock and at least two-thirds of the outstanding shares of $70 Convertible Preferred Stock of the Corporation entitled to vote thereon.


     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed and attested by its duly authorized officers this 22nd day of July, 1994.


                                              HOLLYWOOD PARK, INC.

                                              By: /s/ G. Michael Finnigan
                                                  ---------------------------
                                                  G. Michael Finnigan
                                                  Executive Vice President

Attest:

/s/ Donald M. Robbins
----------------------------
Donald M. Robbins
Assistant Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HOLLYWOOD PARK, INC.", FILED IN THIS OFFICE THE FIRST DAY OF JUNE, A.D. 1993, AT 9 O'CLOCK A.M.









                                 /s/ Edward J. Freel
                                 -----------------------------------------
                                 Edward J. Freel, Secretary of State

                                 AUTHENTICATION:  9562550

                                         DATE:  02-08-99

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                             HOLLYWOOD PARK, INC.
                             ---------------------
                            a Delaware corporation

     Hollywood Park, Inc., a corporation organized and existing under and by virtue of the Laws of the State of Delaware (the "Company"), hereby certifies as follows:
          1.  That the first sentence of ARTICLE IV of the Certificate of
                                         ----------
     Incorporation of the Company is amended to read in its entirety as follows:

               "The amount of the total authorized capital stock of the corporation is 40,250,000 shares which is divided into two classes as follows:

               250,000 shares of Preferred Stock having a par value of $1.00 per share; and

               40,000,000 shares of Common Stock having a par value of $0.10 per share."

          2. That the foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, by resolution of the Board of Directors of the Company and by the affirmative vote of the holders of at least a majority of the outstanding Common Stock of the company entitled to vote thereon. There are no shares of the Company's Preferred Stock outstanding.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to the Certificate of Incorporation to be signed and attested by its duly authorized officers this 28th day of May, 1993.
                         ----

                                                HOLLYWOOD PARK, INC.

                                                By:  /s/ G. Michael Finnigan
                                                     --------------------------
                                                     G. Michael Finnigan
                                                     Executive Vice President

Attest:

   /s/ Donald M. Robbins
   -----------------------
   Donald M. Robbins
   Assistant Secretary

                               STATE OF DELAWARE

                        Office of the Secretary of State
                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER, WHICH MERGES:

     "HOLLYWOOD PARK, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "HOLLYWOOD PARK REALTY ENTERPRISES, INC." UNDER THE NAME OF "HOLLYWOOD PARK REALTY ENTERPRISES, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF APRIL, A.D. 1982, AT 10 O'CLOCK A.M.


                                /s/ Edward J. Freel
                               ------------------------------------
                               Edward J. Freel, Secretary of State

                               AUTHENTICATION:  9562562

                                         DATE:  02-08-99

                              AGREEMENT OF MERGER
                              -------------------

     AGREEMENT OF MERGER dated of November 9, 1981, by and between HOLLYWOOD PARK, INC. ("HPI") and HOLLYWOOD PARK REALTY ENTERPRISES, INC. ("Realty" or the "Surviving Corporation") (said two corporations being herein sometimes collectively called the "Constituent Corporations").

                                    RECITALS
                                    --------

     A. HPI is a corporation duly organized and existing under the laws of the State of Delaware, its principal office in the State of California being located in Los Angeles County; and

     B. Realty is a wholly-owned subsidiary of HPI and is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on October 26, 1981 by a Certificate of Incorporation filed with the Secretary of State on that date, its registered office in the State of Delaware being located in New Castle County; and

     C. HPI and Realty have entered into an agreement styled "Agreement and Plan of Reorganization" (the "Plan") with Hollywood Park Operating Company ("Operating Company"), a wholly-owned subsidiary of HPI and a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on October 26, 1981, by a Certificate of Incorporation filed with the Secretary of State on that date, its registered office in the State of Delaware being located in New Castle County; and

     D. HPI, Realty and Operating Company have mutually promised to and desire to execute all documents necessary to conform with the terms and conditions of the Plan; and

     E. The respective boards of directors of HPI and Realty have determined that it is advisable that HPI be merged into Realty on the terms and conditions hereinafter set forth; and

     F. HP1 has an authorized capitalization consisting of 1,000,000 shares of Preferred Stock, $1.00 per value, of which no shares are outstanding on the date hereof, and 9,000,000 shares of Common Stock $0.80 par value ("HPI Common Stock"), of which 2,456,809 shares are outstanding on the date hereof; and

     G. Realty has an authorized capitalization consisting of 250,000 shares of Preferred Stock, $1.00 par value, of which no shares are outstanding on the date hereof, and 4,500,000 shares of Common Stock $0.10 par value ("Realty Common Stock"), of which 100 shares are outstanding on the date hereof; and

     NOW, THEREFORE, HPI and Realty do hereby agree in accordance with the provisions of the General Corporation Law of the State of Delaware that HPI shall be, at the effective time of the merger, merged into Realty, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

                                   AGREEMENT
                                   ---------

     In order to consumate this Agreement and to effect such merger, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

     Each share of Realty Common Stock immediately outstanding prior to the Effective Time of the Merger shall, at the Effective Time of the Merger cease to exist and be cancelled and returned to the authorized and unissued capital of Realty.

                                  ARTICLE II
                                  ----------

     At the Effective Time of the merger, HPI shall be merged into Realty, the separate existence of HPI shall cease and Realty shall continue in existence, and, without other transfer, succeed to and possess all of the properties, rights, privileges, immunities, powers, and purposes, and shall be subject to all the obligations, restrictions, disabilities and duties of each of the Constituent Corporations, all without further act or deed.

                                  ARTICLE III
                                  -----------

     The Certificate of Incorporation of the Surviving Corporation, as amended and in effect at the effective time of the Merger, shall continue in full force and effect until altered, amended, or repealed as provided therein or as provided by law.

                                  ARTICLE IV
                                  ----------

     The by-laws of the Surviving Corporation, as amended and in effect at the Effective Time of the merger, shall continue in full force and effect until altered, amended or repealed as provided therein or as provided by law.

                                   ARTICLE V
                                   ---------

     The directors of Realty holding office immediately prior to the Effective Time of the merger shall become the directors of the Surviving Corporation and shall continue until removed as provided by law or until the election of their respective successors. The officers of the Realty at the effective time of the merger shall continue to hold office until removed as provided by law or until the election of their respective successors.

                                  ARTICLE VI
                                  ----------

     Upon the Effective Time of the merger each share of HPI Common Stock outstanding immediately prior to the merger and all right in respect thereof, shall be converted into and exchanged for one share of Realty Common Stock.
Each holder of a certificate or certificates theretofore representing a share or shares of HPI Common Stock shall, upon presentation of such certificate or certificates for surrender to the Surviving Corporation or its agents, be entitled to receive in exchange therefore a certificate or certificates representing the whole shares of fully paid and non-assessable Realty Common Stock to which such holder shall be entitled upon the aforesaid basis of exchange. Each share of HPI Common Stock outstanding immediately prior to the merger shall, upon the Effective Time of the merger, forthwith cease to exist and be cancelled. Until any such outstanding certificates of HPI shall be so surrendered, no dividend payable to the holder of record of Common Stock of Realty as of any date subsequent to the Effective Time of the Merger shall be paid to the holder of an outstanding certificate of HPI, but upon surrender of such certificate there shall be paid to the record holder of the certificate evidencing ownership of Realty Common Stock issued in exchange therefore the amount of dividends, if any, which theretofore became payable with respect to the shares of Realty represented by the certificates without any interest being due or paid with respect to such unpaid dividends.

                                  ARTICLE VII
                                  -----------

     The merger shall become effective upon the filing in the office of the Secretary of State of the State of Delaware of an executed counterpart of this Agreement of Merger and certificates of the Constituent Corporations as provided by the laws of Delaware ("Effective Time"). The Constituent Corporations shall do all other acts and things as shall be necessary or desirable in order to effectuate the merger.

                                 ARTICLE VIII
                                 ------------

     To the extent permitted by applicable law, HPI and Realty, by mutual consent of their respective duly authorized officers, may amend, modify and supplement this Agreement of Merger in such manner as may be agreed upon by them in writing at any time before or after approval or adoption thereof by the shareholders of HPI or of Realty. However, no condition shall be waived which, in the judgment of the respective Boards of Directors, would be materially adverse to their companies or their shareholders if waived.

                                  ARTICLE IX
                                  ----------

     This Agreement of Merger may be abandoned at any time before or after approval or adoption thereof by the shareholders of HPI or Realty notwithstanding favorable action on the merger by the shareholders of either or both Constituent Corporations but not later than the Effective Time of the merger, by the mutual consent of the boards of directors of UPI or Realty.

     In the event of abandonment by the boards of directors of HPI or Realty as provided above, written notice shall forthwith be given to the other party.

                                   ARTICLE X
                                   ---------

     This Agreement of Merger may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, HPI and REALTY, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors, have each caused this Agreement of Merger to be executed by its President or a vie* President and attested by its Secretary or an Assistant Secretary and its corporate seal to be affixed as of the date and year first above written.

                              HOLLYWOOD PARK, INC.

                              By:  /s/ Vernon O. Underwood
                                 ---------------------------------------
                                         President

ATTEST:

 /s/ James E. Kenney
 ---------------------
          Secretary

                              HOLLYWOOD PARK REALTY ENTERPRISES, INC.

                              By:  /s/ John V. Newman
                                 ---------------------------------------
                                         President

ATTEST:

By: __________________
          Secretary

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April in the year 1982, before me, Hugh G. Gibson Notary
             --        -----                              --------------
Public of said State, duly commissioned and sworn, personally appeared Vernon O. Underwood and James E. Kenney, known to me to be the Chairman and the Secretary, respectively, of HOLLYWOOD PARK, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF. I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                 ---------------------------------------
                                Notary Public in and for said State

[SEAL]

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April, 1982 the year 1982, before me, Hugh G. Gibson a
             --        -----------                           --------------
Notary Public of said State, duly commissioned and sworn, personally appeared John V. Newman and Robert A. Hamilton, known to me to be the President and the Secretary, respectively, of HOLLYWOOD PARK REALTY ENTERPRISES, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                ----------------------------------------
                                Notary Public in and for said State


[SEAL]

                                 CERTIFICATES
                                 ------------

     The undersigned, Secretary of HOLLYWOOD PARK, INC., a Delaware corporation, hereby certifies, Pursuant to Sections 251-252 of the General Corporation Law of the state of Delaware that the total number of shares of common stock (the only class of capital stock outstanding) of HOLLYWOOD PARK, INC, outstanding on the record date and entitled to vote an the Merger was 2,456,805; that at a properly noticed meeting of shareholders on April 12, 1982 the principal terms of the attached Agreement of Merger were duly approved by a vote of 2,026,772 shares
                                                             ---------
for the Agreement of Merger, constituting a 82.49% of the outstanding shares of
                                            ------
HOLLYWOOD PARK, INC.; and that the number of shares voted in favor of the Agreement of Merger equals or exceeds the number of shares required to approve the Agreement of Merger.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 12/th/ day of April, 1982.
------        -----

     The undersigned, Assistant Secretary of HOLLYWOOD PARK REALTY ENTERPRISES, INC., a Delaware corporation, hereby certifies, pursuant to Section 251 of the General Corporation Law of the State of Delaware that the foregoing Agreement of Merger to which this Certificate is attached was duly approved and adopted on November 9, 1981 by written consent of the holder of all of the outstanding
----------------
shares of capital stock of HOLLYWOOD PARK REALTY ENTERPRISES, INC., which would have been entitled to vote on such matter had a meeting been called for such purpose, pursuant to Section 228 of the General Corporation Law of the State of Delaware which authorizes such action to be so taken.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 12/th/ day of April, 1982.
------        -----

                                  /s/ Gay Firestone Wray
                                ------------------------
                                    Secretary

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April 1982 in the year 1982, before me, Hugh G. Gibson a
             --        ----------                              --------------
Notary Public of said State, duly commissioned and sworn, personally appeared James E. Kenney, known to me to be the Secretary of HOLLYWOOD PARK, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the person who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                ----------------------------------------
                                Notary Public in and for said State


[SEAL]

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April in the year 1982, before me, Hugh G. Gibson a
             --        -----                              --------------
Notary Public of said State, duly commissioned and sworn, personally appeared Gay Firestone Wray, known to me to be the Assistant Secretary of HOLLYWOOD PARK REALTY ENTERPRISES, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the person who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                ----------------------------------------
                                Notary Public in and for said State


[SEAL]

                                 RE-EXECUTION
                                 ------------

     The foregoing Agreement of Merger, having been duly executed and delivered on behalf of each of the Constituent Corporations, HOLLYWOOD PARK, INC. and HOLLYWOOD PARK REALTY ENTERPRISES, INC., duly adopted by their respective stockholders, the fact of such adopting having been certified thereon by the Secretary of each of such corporations, all in accordance with Section 251 of the General Corporation Law of the State of Delaware, is hereby, in addition, executed by the President or a Vice President and attested by the Secretary or an Assistant Secretary of each of the Constituent corporations on behalf of such corporations, respectively, on April 12, 1982.

                              HOLLYWOOD PARK, INC.

                              By:  /s/ Vernon O. Underwood
                                 -----------------------------------------
                                       Vernon O. Underwood

Attest:

   /s/ James E. Kenney
 -------------------------
       James E. Kenney

                              HOLLYWOOD PARK REALTY ENTERPRISES, INC.

                              By:  /s/ Hal W. Brown, Jr.
                                 -----------------------------------------
                                       Hal W. Brown, Jr.

     Attest:

   /s/ Gay Firestone Wray
 -------------------------
       Gay Firestone Wray

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April in the year 1982, before me, Hugh G. Gibson a
             --        -----                              --------------
Notary Public of said State, duly commissioned and sworn, personally appeared Vernon O. Underwood and James E. Kenney, known to me to be the Chairman and the Secretary, respectively, of HOLLYWOOD PARK, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                ----------------------------------------
                                Notary Public in and for said State


[SEAL]

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF LOS ANGELES  )

     On this 12 day of April in the year 1982, before me, Hugh G. Gibson a
             --        -----                              --------------
Notary Public of said State, duly commissioned and sworn, personally appeared Hal W. Brown, Jr. and Gay Firestone Wray, known to me to be the Chairman and the Assistant Secretary, respectively, of HOLLYWOOD PARK REALTY ENTERPRISES, INC., a Delaware corporation, the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named and acknowledged to me that such corporation executed the same pursuant to its by-laws or a resolution of its board of directors.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                  /s/ Hugh G. Gibson
                                ----------------------------------------
                                Notary Public in and for said State

[SEAL]

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "HOLLYWOOD PARK REALTY ENTERPRISES, INC.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 1981, AT 10 O'CLOCK A.M.



                                    /s/ Edward J. Freel
                                    ----------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:  9562566

                                              DATE:  02-08-99

                         CERTIFICATE OF INCORPORATION

                                      OF

                    HOLLYWOOD PARK REALTY ENTERPRISES, INC.
                    ---------------------------------------

                                   ARTICLE I
                                   ---------

     The name of the Corporation is:  Hollywood Park Realty Enterprises, Inc.

                                  ARTICLE II
                                  ----------

     The address of its registered office in the State of Delaware is 100 West Tenth Street, Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Company.

                                  ARTICLE III
                                  -----------

     The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV
                                  ----------

     The amount of the total authorized capital stock of the corporation is 10,000 shares which are divided into two classes as follows:

          2,500 shares of Preferred Stock having a par value of $1.00 per share; and

          7,500 shares of Common Stock having a par value of $0.10 per share.

     The designations, voting powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

          A.  Preferred Stock
              ---------------

          The Board of Directors is expressly authorized, from time to time, (1) to fix the number of shares of one or more series of Preferred Stock; (2) to determine the designation of any such series; (3) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock; and (4) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          B.   Common Stock.
               ------------

               (i) Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

               (ii) In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the corporation, after distribution in full of the preferential amount to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them respectively. A consolidation, merger or reorganization of the corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the corporation, shall not be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

               (iii) Except as may be otherwise required by law, each share of Common Stock shall entitle the holder to one vote in respect of each matter voted by the stockholders.

                                   ARTICLE V
                                   ---------

     Any and all right, title, interest and claim in or to any dividends declared by the corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and is deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the corporation, its transfer agents or other agents or depositories shall at such time become the absolute property of the corporation, free and clear of any and all claims of any persons whatsoever.

                                  ARTICLE VI
                                  ----------

     In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the by-laws of the corporation.

                                  ARTICLE VII
                                  -----------

     Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

                                 ARTICLE VIII
                                 ------------

     The corporation shall indemnify its officers and directors to the full extent permitted by the Delaware General Corporation Law.

                                  ARTICLE IX
                                  ----------

     Elections of directors need not be by written ballot unless the by-laws of the corporation so provide.

                                   ARTICLE X
                                   ---------

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE XI
                                  ----------

     The name and mailing address of the incorporator is as follows:

     NAME                                          MAILING ADDRESS
     ----                                          ---------------

     Candace K. Fullmer                            Suite 4100, 55 E. Monroe St.
                                                   Chicago, Illinois  60603

                                  ARTICLE XII
                                  -----------

     The affirmative vote or written consent of the holders of 70% of all outstanding shares of all classes of stock of the Corporation entitled to vote thereon, considered for the purposes of this Article TWELFTH as one class, shall be required:

          (a) for the adoption of any agreement for the merger of the Corporation with or into any other corporation or for the consolidation of the Corporation with any other corporation;

          (b) to authorize any sale, lease, transfer or exchange of all or substantially all of the assets of the Corporation to any other person (as hereinafter defined);

          (c)  to authorize the dissolution of the Corporation;

          (d)  to alter, amend or repeal this Article TWELFTH.

For the purposes of this Article TWELFTH, the term person shall mean any corporation, partnership, association, or any other business entity, trust, estate or individual.

     This Article TWELFTH shall not apply to a merger if no vote of stockholders of the Corporation is necessary under Delaware law to authorize it.

     IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this 23rd day of October, 1981.
----

                                  /s/ Candace K. Fullmer
                                  ------------------------
                                  Candace K. Fullmer